Exhibit 10.9.2

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT #2 TO CARRIER SERVICE AGREEMENT

ESCHELON TELECOM, INC.

January 2, 2001

This is Amendment #2 to the Carrier Service Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder, formerly known as Frontier Communications of the West, Inc. (“Global Crossing”) and Eschelon Telecom, Inc. (“Eschelon” or “Purchaser”), dated August 25, 2000, as amended (the “Agreement”).

1.                                       Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2.                                       Eschelon’s Link Domestic rate, as last identified in the Agreement, shall be modified as set out in Amended Exhibits L(a), attached to this Amendment.

3.                                       All revised rates are attached hereto and made a part hereof and will be effective on a go forward basis with Eschelon’s first full Billing Cycle following the execution of this Amendment #2 by Global Crossing.

4.                                       The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #2 shall remain in full force and effect.

5.                                       This Amendment #2 is effective as of the date signed by Global Crossing below.

Global Crossing Bandwidth, Inc
formerly known as
Frontier Communications of the West, Inc.		Eschelon Telecom, Inc.

By:	/s/ Barrett O. MacCheyne	By:	/s/ R.A. Smith 7/9/01
	Barrett O. MacCheyne, President		Richard Smith, President and
	North American Carrier Services		Chief Operating Officer

Date:	7/10/01	Date:	7/9/01

01/02/2001

Amended Exhibit L(a)

Link Card

Domestic Services

Customer Specific Pricing

Calls Originating And Terminating In The Continental US:

Commitment	PRICING
Rate	***

Off-Shore	***	(To Alaska, Hawaii, USVI/PR)
	***	(From Alaska, Hawaii, USVI/PR)
	***	(From Saipan)
	***	(From Guam)

Additional Terms & Conditions:

•                  Billing increments for (i) domestic and domestic off-shore calls are billed in six second increments after a thirty second minimum, (ii) international calls are billed in six second increments after a thirty second minimum (calls to Mexico are billed in one minute increments).

•                  One time non-refundable set up fee of *** for calling card